EXHIBIT 99.1

Support.com Reports First Quarter 2015 Financial Results

Redwood City, CA – April 29, 2015 – Support.com, Inc. (NASDAQ: SPRT), makers of cloud-based Nexus® software for Support Interaction Optimization (SIO) and a leading provider of tech support and turnkey support center services, today reported unaudited financial results for its first quarter ended March 31, 2015.

“Q1 was a good start to the year. Nexus is proving to be a leader in support for the Internet of Things. I’m pleased that our product is the first Support Interaction Optimization solution embedded into a major IoT platform to provide one-click access to guided support. IoT needs a new support paradigm, and we’re creating it,” said Elizabeth Cholawsky, President and Chief Executive Officer. “My goal when joining Support.com was to transition the business to a balance between a cloud-based support technology offering and our successful services programs. Execution of this strategy is going well.”

Q1 2015 Financial Summary

For the first quarter of 2015, total revenue was $23.2 million compared to $18.6 million in the first quarter of 2014 and $22.0 million in the fourth quarter of 2014.

On a non-GAAP basis, loss from continuing operations for the first quarter of 2015 was $(1.4) million, or $(0.03) per share, compared to income of $490,000, or $0.01 per share, in the first quarter of 2014 and a loss of $(915,000), or $(0.02) per share, in the fourth quarter of 2014.

On a GAAP basis, loss from continuing operations for the first quarter of 2015 was $(2.5) million, or $(0.05) per share, compared to $(476,000), or $(0.01) per share, in the first quarter of 2014 and $(2.4) million, or $(0.04) per share, in the fourth quarter of 2014.

Non-GAAP income (loss) from continuing operations excludes stock-based compensation expense, amortization of intangible assets and other, tax expense associated with acquired goodwill and charges for uncertain tax positions. Collectively, these items impacted income (loss) from continuing operations by $1.1 million in the first quarter of 2015, $966,000 in the first quarter of 2014 and $1.5 million in the fourth quarter of 2014. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

Balance Sheet Information

At March 31, 2015 cash, cash equivalents and investments were $73.0 million, compared to $73.8 million at December 31, 2014.

Recent Company Highlights

•	Exceeded revenue guidance for Q1 2015
•	Partnered with ThingWorx to become the first SIO solution embedded in a major Internet of Things platform to provide one-click access to guided support
•	Bolstered SaaS sales leadership with seasoned industry executives
•	Extended Nexus Partner Program with new members BeQuick and RevenueWire
•	Added SupportCam™ Remote Video Support Service to Nexus® to allow for “eyes on the problem” for troubleshooting of complex technical problems

Support.com will host a conference call discussing the Company’s first quarter 2015 results on Wednesday, April 29, 2015 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (855) 296-9613 (domestic) or (920) 663-6269 (international) and referencing passcode 26831693. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com’s website at http://corp.support.com/about-us/investor-relations/investor-webinars-events/.

About Support.com
Support.com, Inc. (NASDAQ:SPRT) is a leading provider of cloud-based software and services for technology support, including Nexus, a Support Interaction Optimization (SIO) solution that enables companies to boost agent productivity, dramatically improve the customer experience and more quickly resolve complex technology support issues. Nexus and our support programs help leading brands in cable, retail, software and other connected technology industries create new revenue streams and deepen customer relationships. For more information, please visit www.support.com.

The Support.com, Inc. logo is available at http://www.globenewswire.com/NewsRoom/Attachment/25440.
Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://corp.support.com/about-us/careers.

© 2015 Support.com, Inc. All rights reserved. Support.com, the Support.com logo, Nexus, SupportCam and Guided Paths are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Safe Harbor Statement

This release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Nexus “Software-as-a-Service” offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share. We believe that the non-GAAP measure, when viewed in addition to and not in lieu of our reported GAAP results, assists investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $711,000 in the first quarter of 2015, compared to $622,000 in the first quarter of 2014 and $817,000 in the fourth quarter of 2014.

B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $268,000 in the first quarter of 2015, compared to $273,000 in the first quarter of 2014 and $273,000 in the fourth quarter of 2014.

C. Restructuring and impairment charges. The Company does not undertake significant restructurings on a predictable basis and therefore excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken. Restructuring and impairment charges were zero in the first quarter of 2015, the first quarter of 2014 and the fourth quarter of 2014.

D. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expenses such as legal fees and advisory fees when evaluating ongoing operating performance. Acquisition expense was zero in the first quarter of 2015, the first quarter of 2014 and the fourth quarter of 2014.

E. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company’s operating performance. Other non-recurring items resulted in no expense or benefit in the first quarter of 2015, the first quarter of 2014 and the fourth quarter of 2014.

F. Charges for uncertain tax positions. The Company excludes charges for uncertain tax positions because excluding such charges enables more consistent evaluation of the Company’s operating performance. Charges for uncertain tax positions were zero in the first quarter of 2015 and the first quarter of 2014 and $306,000 in the fourth quarter of 2014.

G. Tax expense associated with acquired goodwill. The Company does not amortize goodwill in its consolidated financial statements. However, for goodwill created through Asset Purchase Agreement transactions, the Company is required to amortize goodwill in its tax returns and to reflect such tax return entries as additional tax expense in its consolidated financial statements. The Company excludes the tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company’s operating performance. Tax expense associated with acquired goodwill was $71,000 in the first quarter of 2015, compared to $71,000 in the first quarter of 2014 and $66,000 in the fourth quarter of 2014.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,	March 31,
	2015 (1)	2014 (2)	2014

Assets
Current assets:
Cash, cash equivalents and short-term investments	$73,041	$73,793	$75,549
Accounts receivable, net	15,375	14,627	12,015
Prepaid expenses and other current assets	1,390	1,403	1,303
Total current assets	89,806	89,823	88,867
Property and equipment, net	484	417	423
Goodwill	14,240	14,240	14,240
Intangible assets, net	2,095	2,363	3,181
Other assets	1,159	1,144	1,114

Total assets	$107,784	$107,987	$107,825

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$4,796	$4,417	$4,330
Other accrued liabilities	4,169	3,029	2,961
Short-term deferred revenue	2,573	2,619	2,985
Total current liabilities	11,538	10,065	10,276
Long-term deferred revenue	75	72	64
Other long-term liabilities	2,131	2,129	1,813
Total liabilities	13,744	12,266	12,153

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	262,964	262,253	258,972
Treasury stock	(5,036)	(5,036)	(5,036)
Accumulated other comprehensive loss	(1,989)	(2,028)	(1,797)
Accumulated deficit	(161,904)	(159,473)	(156,472)
Total stockholders' equity	94,040	95,721	95,672

Total liabilities and stockholders' equity	$107,784	$107,987	$107,825

Note 1: Amounts are subject to completion of management's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2014.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2015 (1)	December 31, 2014	March 31, 2014

Revenue:
Services (3)	$21,875	$20,633	17,052
Software and other (3)	1,282	1,337	1,561
Total revenue	23,157	21,970	18,613

Cost of revenue:
Cost of services (4)	18,394	17,094	12,962
Cost of software and other (4)	150	184	239
Total cost of revenue	18,544	17,278	13,201
Gross profit	4,613	4,692	5,412
Operating expenses:
Research and development (4)	1,524	1,464	1,354
Sales and marketing (4)	2,208	2,184	1,551
General and administrative (4)	3,060	2,870	2,663
Amortization of intangible assets and other	268	273	273
Total operating expenses	7,060	6,791	5,841

Loss from operations	(2,447)	(2,099)	(429)

Interest income and other, net	100	77	78

Loss from continuing operations, before income taxes	(2,347)	(2,022)	(351)

Income tax provision	126	355	125

Loss from continuing operations, after income taxes	(2,473)	(2,377)	(476)

Income (loss) from discontinued operations, net of income taxes	42	131	(6)

Net loss	$(2,431)	$(2,246)	$(482)

Loss from continuing operations, after income taxes
Basic	$(0.05)	$(0.04)	$(0.01)
Diluted	$(0.05)	$(0.04)	$(0.01)

Income (loss) from discontinued operations, net of income taxes
Basic	$0.01	$0.00	$(0.00)
Diluted	$0.01	$0.00	$(0.00)

Shares used in computing per share amounts:
Basic	54,237	54,184	53,313
Diluted	54,237	54,184	53,313

Note 3: In the third quarter of 2014, fees from Nexus software-as-a-service solution were reclassified from Software and other revenue to Services revenue. Therefore, certain amounts previously reported in fiscal year 2014 have been reclassified to conform to the current period's presentation. Cost associated with the Nexus software-as-a-service solution was immaterial and therefore it was not reclassified from Cost of software and other to Cost of services. These reclassifications have no impact on previously reported total revenue, net income (loss), and cash flows.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended
	March 31, 2015 (1)	December 31, 2014	March 31, 2014
Cost of revenue:
Cost of services	$62	$60	$87
Cost of software and other	4	4	3
Operating expenses:
Research and development	130	170	167
Sales and marketing	66	120	77
General and administrative	449	463	288
Total	$711	$817	$622

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2015 (1)	December 31, 2014	March 31, 2014

GAAP cost of revenue	$18,544	$17,278	$13,201
Stock-based compensation expense (Cost of revenue portion only)	(66)	(64)	(90)
Non-GAAP cost of revenue	$18,478	$17,214	$13,111

GAAP operating expenses	$7,060	$6,791	$5,841
Stock-based compensation expense (Excl. cost of revenue portion)	(645)	(753)	(532)
Amortization of intangible assets and other	(268)	(273)	(273)
Non-GAAP operating expenses	$6,147	$5,765	$5,036

GAAP income tax provision (benefit)	$126	$355	$125
Tax expense associated with acquired goodwill	(71)	(66)	(71)
Charges for uncertain tax positions	-	(306)	-
Non-GAAP income tax provision (benefit)	$55	$(17)	$54

GAAP loss from continuing operations, after income taxes	$(2,473)	$(2,377)	$(476)
Stock-based compensation expense	711	817	622
Amortization of intangible assets and other	268	273	273
Tax expense associated with acquired goodwill	71	66	71
Charges for uncertain tax positions	-	306	-
Total impact of Non-GAAP exclusions	1,050	1,462	966
Non-GAAP income (loss) from continuing operations, after income taxes	$(1,423)	$(915)	$490

Income (loss) from continuing operations, after income taxes
Basic - GAAP	$(0.05)	$(0.04)	$(0.01)
Basic - Non-GAAP	$(0.03)	$(0.02)	$0.01

Diluted - GAAP	$(0.05)	$(0.04)	$(0.01)
Diluted - Non-GAAP	$(0.03)	$(0.02)	$0.01
Shares used in computing per share amounts (GAAP)
Basic	54,237	54,184	53,313
Diluted	54,237	54,184	53,313
Shares used in computing per share amounts (Non-GAAP)
Basic	54,237	54,184	53,313
Diluted	54,237	54,184	53,684

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2015 Amounts are subject to completion of management's customary closing and review procedures.

Contact Information:

Media Contact
Mary Ellen Ynes
GMK Communications
(650) 759-8836
maryellen@gmkcommunications.com

Investor Contact
Carolyn Bass
Market Street Partners
(415) 445-3232
sprt@marketstreetpartners.com